United States Securities and Exchange Commission
                            Washington, D.C.  20549

                                   FORM 8-K
             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 20, 1998
                               (March 19, 1998)

                        Commission file number 1-5558


                            Katy Industries, Inc.
            (Exact name of registrant as specified in its charter)

               Delaware                         75-1277589
       (State of Incorporation)    (IRS Employer Identification Number)


          6300 S. Syracuse #300, Englewood, Colorado           80111
           (Address of Principal Executive Offices)          (Zip Code)


      Registrant's telephone number, including area code: (303) 290-9300



 (Former name or former address, if changed since last report) Not applicable




            Item 4.  Change in Registrant's Certifying Accountant

On May 19, 1998, Katy Industries, Inc. ("Katy" or the "Company") appointed Arthur Andersen LLP to serve as Independent Public Accountants for the Company. The decision has been approved by the Company's Board of Directors and ratified by the Shareholders.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Katy Industries, Inc.
                                                ---------------------
                                                    (Registrant)

                                            By  /S/ John R. Prann, Jr.
                                                ----------------------
                                                    John R. Prann, Jr.
                                                Chief Executive Officer


Date  May 20, 1998